UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2010

O’REILLY AUTOMOTIVE, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-21318	44-0618012
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

233 South Patterson

Springfield, Missouri 65802

(Address of principal executive offices, Zip code)

(417) 862-6708

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On July 1, 2010, O’Reilly Automotive, Inc. (“the Company”) issued a press release announcing the date of its 2010 second quarter earnings release and conference call. The text of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Section 8 – Other Events

Item 8.01 Other Events

On July 1, 2010, the Company announced that the 6  3/4 % Exchangeable Senior Notes due 2025 (the “notes”), which were originally issued by CSK Auto Corporation, are now exchangeable at the option of the holders and will remain exchangeable through September 30, 2010, the last trading day of the current fiscal quarter, as provided for in the Indenture governing the notes. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release dated July 1, 2010
99.2	Press Release dated July 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2010	O’REILLY AUTOMOTIVE, INC.

	By:	/s/ Thomas McFall
Thomas McFall
Chief Financial Officer
(principal financial and accounting officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 1, 2010
99.2	Press Release dated July 1, 2010